Exhibit 99.1

Flowserve Underscores Commitment to Driving Value Creation for Shareholders

DALLAS, May 28, 2026 – Flowserve Corporation (NYSE: FLS) (“Flowserve” or the “Company”), a leading provider of flow control products and services for the global infrastructure markets, today issued the following statement in response to a letter issued by Starboard Value LP (collectively with its affiliates, “Starboard”).

The Flowserve Board of Directors (the “Board”) and management team are committed to acting in the best interests of the Company and all shareholders. We regularly engage with investors to better understand their perspectives, and we welcome constructive input that furthers our goal of creating sustainable, long-term value for all shareholders. To this end, members of Flowserve’s management team have held discussions with Starboard in recent months.

Flowserve has made meaningful portfolio and operational improvements that have resulted in 860 basis points of adjusted operating margin improvement since 2022. We believe the Company is better positioned to drive growth and value creation than at any point in our history. Powered by our 3D strategy and the Flowserve Business System, the Company continues to deliver substantial year-over-year improvement across key operational and financial metrics.

The Company reaffirms its 2026 guidance, including adjusted operating margin expansion and double-digit adjusted EPS growth. Additionally, the management team remains committed to its 2030 financial targets of mid-single digit organic sales CAGR from 2025-2030, 20% adjusted operating margin by 2030, and double-digit adjusted EPS CAGR from 2025-2030.

The strength of our aftermarket franchise and a resurgent power and nuclear end market fueled by AI growth, data center development and broader electrification trends provide a strong backdrop for growth. The current geopolitical environment should drive increased investment in energy security and diversification globally, providing another long-term tailwind for the Company. In addition, strong cash generation continues to facilitate disciplined, value-creating capital deployment, such as the acquisition of the Valves Division of Trillium Flow Technologies, as well as the return of $365 million to shareholders in 2025, including $255 million in share repurchases.

The Board and management team will continue to take action to drive sustainable growth, expand margins and enhance cash flow, thereby increasing value for all shareholders.

About Flowserve

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the Company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the Company’s website at www.flowserve.com.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: economic, political and other risks associated with our international operations, including military actions, trade embargoes, blockades or other closures of major trade lanes, epidemics or pandemics and changes to tariffs or trade agreements that could affect customer markets, particularly North African, Latin American, Asian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; global supply chain disruptions and the current inflationary environment could adversely affect the efficiency of our manufacturing and increase the cost of providing our products to customers; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from any restructuring and realignment initiatives, our business could be adversely affected; the substantial dependence of our sales on the success of the energy, chemical, power generation and general industries; the adverse impact of volatile raw materials prices on our products and operating margins; the impact of public health emergencies, such as outbreaks of epidemics, pandemics, and contagious diseases, on our business and operations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; potential adverse effects resulting from the implementation of new tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Argentina; potential adverse consequences resulting from litigation to which we are a party; expectations regarding acquisitions and the integration of acquired businesses; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; if we are not able to maintain our competitive position by successfully developing and introducing new products and integrate new technologies, including artificial intelligence and machine learning; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the United States, as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the U.S. Securities and Exchange Commission.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

Investor Contacts

investorrelations@flowserve.com

Brian Ezzell, Vice President, Investor Relations, Treasurer & Corporate Finance

Olivia Webb, Director, Investor Relations

Media Contacts

media@flowserve.com

Mahmoud Siddig / Andrea Rose / Mike Reilly

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449